Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350), CHIEF EXECUTIVE OFFICER

In connection with the Annual Report of Rocky Mountain Chocolate Factory, Inc. (the "Company") on Form 10-K for the fiscal year ended February 28, 2017 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 23, 2017	/s/ Franklin E. Crail
Franklin E. Crail, President, Chief Executive Officer and Chairman of the Board of Directors